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                             AFFILIATION AGREEMENT
                             ---------------------

         THIS AGREEMENT is made and entered into this 11th day of December,
1996, by and among                           (the "Physician"), Flagship Health,
                   -------------------------
P.A., a Maryland professional association with its principal offices at 323 West Camden Street, Suite 675, Baltimore, MD 21201 ("Flagship"), and Physicians Quality Care, Inc., a Delaware corporation with its principal offices at 950 Winter Street, Waltham, MA 02154 ("PQC").

         Any defined terms used herein and not defined herein shall have the meaning assigned thereto in the Asset Purchase Agreement (as defined below).

                                    Recitals
                                    --------
         The Physician owns and operates a medical practice (the "Practice") and certain assets utilized in connection therewith.

         PQC and Flagship have entered into an asset purchase agreement with the Physician (the "Asset Purchase Agreement") pursuant to which Flagship is acquiring substantially all of the assets used in the Practice.

         Now therefore, in consideration of the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I
                            AGREEMENT TO AFFILIATE

         1.01     Agreement to Affiliate. In consideration of the agreement of
                  ----------------------
                  PQC to make the Affiliation Payments set forth in Section 1.02, the Physician agrees to leave his current practice, to become affiliated with Flagship as a licensed physician and to enter into and keep in full force and effect during its stated term the Employment Agreement executed on even date herewith.

         1.02     Affiliation Payments. In consideration of the Physician
                  --------------------
                  performing the Physician's obligations under Section 1.01, PQC agrees that PQC shall make the following payments to the Physician:

                  (i)      The amount of cash set forth on Schedule 1.02; and
                                                           -------------

                  (ii) The number of shares of PQC Common Stock, $.01 par value per share (the "PQC Shares"), determined in accordance with Section 1.03 with an aggregate fair market value set forth on Schedule 1.02, subject to
                                                     -------------
                           the conditions set forth in Section 1.03

         1.03     PQC Shares
                  ----------
         (a) The fair market value of the PQC Shares issued to the Physician pursuant to Section 1.02 shall be equal to Two Dollars and Fifty Cents ($2.50) per share.
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         (b) The Physician agrees to enter into, and the PQC Shares shall be subject to, the Stockholders Agreement.

         (c) The Physician represents, warrants and covenants to PQC as follows:

                  (i) The Physician is acquiring the PQC Shares for the Physician's own account for investment only, and not with a view to, or for sale in connection with, any distribution of the PQC Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

                  (ii) The Physician has received a copy of the Confidential Private Placement Memorandum, dated as of December, 1996, with respect to PQC and the PQC Shares and has had such opportunity as the Physician has deemed adequate to obtain from representatives of PQC such information as is necessary to permit the Physician to evaluate the merits and risks of his investment in PQC.

                  (iii) The Physician has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the PQC Shares and to make an informed investment decision with respect to such acquisition.

                  (iv) The Physician can afford a complete loss of the value of the PQC Shares and is able to bear the economic risk of holding such PQC Shares for an indefinite period.

                  (v) The Physician understands that (i) the PQC Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the PQC Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least two (2) years and even then will not be available unless a public market then exists for the common stock of PQC, adequate information concerning PQC is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of PQC and PQC has no obligation or current intention to register the PQC Shares under the Securities Act.

                  (vi) A legend substantially in the following form will be placed on the certificate representing the PQC
                           Shares:

                           "The shares represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as

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                           amended (the "Act"), and may not be sold, assigned,
                           pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an opinion of counsel, satisfactory to the issuer, that registration under the Act is not required."

                  (vii) The Physician is an "accredited investor" as defined in Rule 501 of the rules and regulations under the Securities Act.

                                  ARTICLE II
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

         The representations and warranties contained in Article II of the Asset Purchase Agreement are incorporated herein and made by the Physician to PQC. The representations and warranties contained in Article III of the Asset Purchase Agreement are incorporated herein and made by PQC and Flagship to the Physician.

                                  ARTICLE III
                       CONDITIONS TO OBLIGATIONS OF PQC

         The obligations of PQC under this Agreement are subject to the delivery on the Closing Date of the documents required to be delivered pursuant to
Article VI of the Asset Purchase Agreement and the satisfaction on the Closing Date of the conditions set forth in Article VI of the Asset Purchase Agreement, each of which deliveries and conditions may be waived in writing in the sole discretion of PQC.

                                  ARTICLE IV
                  CONDITIONS TO OBLIGATIONS OF THE PHYSICIAN

         The obligations of the Physician under this Agreement are subject to the delivery on the Closing Date of the documents set forth in Article VII of the Asset Purchase Agreement and satisfaction on the Closing Date of the conditions set forth in Article VII of the Asset Purchase Agreement, each of which delivery and conditions may be waived in writing in the sole discretion of the Physician.

                                   ARTICLE V
                                  TERMINATION

         5.01     Optional Termination. This Agreement may be terminated at any
                  --------------------
                  time prior to the Closing Date as follows:

                  (i) by the mutual consent of the Physician, Flagship and PQC;

                  (ii) by the Physician, upon a material breach of any representation, warranty, covenant or agreement on the part of PQC or Flagship set forth in this Agreement or any other agreement referred to herein;

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

                  (iii) by PQC or Flagship upon a material breach of any representation, warranty, covenant or agreement on the part of the Physician set forth in this Agreement or any other agreement referred to herein; and

                  (iv) by either party if the Closing shall not have occurred by December 20, 1996, or such other date agreed to by the parties.

         5.02     Effect of Termination.
                  ---------------------

         (a) In the event this Agreement is terminated as provided in Section
5.01 above, (i) each of the parties shall deliver to the other parties all documents previously delivered (and copies thereof in its possession) concerning one another and the transactions contemplated hereby, and (ii) none of the parties nor any of their respective stockholders, directors, officers or agents shall have any liability to the other parties, except for any deliberate breach or deliberate omission resulting in breach of any of the provisions of this Agreement. In such case, the breaching party shall be liable only for the expenses and costs of the non-breaching party, and in no event shall any party be liable for anticipated profits or consequential damages.

         (b) After termination each party shall keep confidential all information provided by the others pursuant to this Agreement which is not in the public domain, shall exercise the same degree of care in handling such information as it would exercise with similar information of its own, and shall return any such information upon the other party's request.

                                  ARTICLE VI
                         SURVIVAL AND INDEMNIFICATION

         6.01     Indemnification.
                  ---------------

         (a) Physician shall indemnify, defend, and hold harmless each of Flagship and PQC and their respective subsidiaries and affiliates and their respective directors, officers, employees and agents or the successor of any of the foregoing (collectively, the "PQC Indemnified Persons"), and reimburse the PQC Indemnified Persons for, from and against all payments, demands, claims, suits, judgments, liabilities, losses, costs, damages and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees, disbursements and expenses ("Damages") imposed on or incurred by PQC Indemnified Persons, directly or indirectly, which relate to or arise out of any of: (i) breach of any representation and warranty of, or covenant or agreements to be performed by, Physician contained in this Agreement, the Asset Purchase Agreement or the Stockholders Agreement [or the Retiree Stockholders Agreement]; and (ii) any of the liabilities or obligations retained by Physician pursuant to the Asset Purchase Agreement (which for purposes of this Article V shall be read as if all qualifications as to the knowledge of the maker of such representation, warranty or covenant and as to materiality or Material Adverse Effects or changes were deleted therefrom). Notwithstanding the foregoing or any other term or condition contained herein or in any other agreement or instrument referred to herein, the indemnification obligations of Physician under this
Section 6.01(a) and under the Asset Purchase Agreement shall be

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limited, in the aggregate, to the dollar value on the Closing Date of the aggregate purchase price under the Asset Purchase Agreement and the consideration under this Agreement.

         (b) Flagship and PQC shall indemnify and hold harmless Physician (the "Indemnified Physician" and together with the PQC Indemnified Persons, the "Indemnified Parties"), and reimburse such Indemnified Physician for, from, and against all Damages imposed on or incurred, directly or indirectly, by such Indemnified Physician which arise out of or relate to: (i) breach of any representation or warranty of, or covenant to be performed by, PQC or Flagship, in each case contained in this Agreement or the Asset Purchase Agreement; and
(ii) the Assumed Liabilities (as defined in the Asset Purchase Agreement).

         (c) An Indemnified Party shall give prompt written notice to an indemnifying party (the "Indemnifying Party") of any payments, demands, claims, suits, judgments, liabilities, losses, costs, damages or expenses (a "Claim") in respect of which such Indemnifying Party has a duty to provide indemnity to such Indemnified Party under this Section 6.01, except that any delay or failure so to notify the Indemnifying Party only shall relieve the Indemnifying Party of its obligations hereunder to the extent, if at all, that it is prejudiced by reason of such delay or failure.

         (d) If a Claim is brought or asserted by a third party (a "Third-Party Claim"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in such Third-Party Claim and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party. In the event that the Indemnifying Party, within twenty
(20) days after written notice of any Third-Party Claim, fails to assume the defense thereof, or in the event the Indemnifying Party fails to demonstrate, to the reasonable satisfaction of the Indemnified Party, that it has sufficient assets to meet its indemnification obligations hereunder, the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such Third-Party Claim for the account of the Indemnifying Party. Anything in this
Section 6.01(d) to the contrary notwithstanding, the Indemnifying Party shall not, without the Indemnified Party's prior written consent, settle or compromise any Third-Party Claim or consent to the entry of any judgment with respect to any Third-Party Claim which would have any adverse effect on the Indemnified Party, except as provided immediately below. The Indemnifying Party may, without the Indemnified Party's prior written consent, settle or compromise any such Third-Party Claim or consent to entry of any judgment with respect to any Third-Party Claim which requires solely money damages paid by the Indemnifying Party and which includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect of such Third-Party Claim.

         (e) With respect to any Claim other than a Third-Party Claim, the Indemnifying Party shall have thirty (30) days from receipt of written notice from the Indemnified Party of such Claim within which to respond thereto. If the Indemnifying Party does not respond within such thirty (30) day period, the Indemnifying Party shall be deemed to have accepted responsibility to make payment and shall have no further right to contest the validity of such Claim. If the Indemnifying Party notifies the Indemnified Party within such thirty (30) day

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period that it rejects such Claim in whole or in part, the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party under applicable law.

         6.02     Survival of Representations: Claims for Indemnification. All
                  -------------------------------------------------------
                  representations and warranties made by the parties herein or in any instrument or document furnished in connection herewith shall survive the Closing and any investigation at any time made by or on behalf of the parties hereto. All such representations and warranties and the Physician's obligations pursuant to Sections 6.1(a)(i) and (ii) and PQC's and Flagship's obligations pursuant to Section 6.1(b) shall expire on the third anniversary of the Closing Date, except for claims, if any, asserted in writing prior to such third anniversary, which shall survive until finally resolved and satisfied in full. All claims and actions for indemnity pursuant to this Section 6 shall be asserted or maintained in writing by a party hereto on or prior to the expiration of such periods.

         6.03     Set-off and Recoupment. Any amount or amounts due from any
                  ----------------------
                  Indemnifying Party to PQC under this Section 6 may be paid to PQC, at PQC's option, by set-off or recoupment against any amounts due to the Indemnifying Party pursuant to this Agreement or pursuant to any agreement between the Indemnifying Party and PQC, Flagship or any of their respective affiliates. Any such set-off will be without prejudice to PQC's right to pursue any other remedies at law or in equity available to it.

                                  ARTICLE VII
                              GENERAL PROVISIONS

         7.01     Amendment and Waiver. No amendment of any provision of this
                  --------------------
                  Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto. Any failure of any party to comply with any obligation, agreement or condition hereunder may only be waived in writing by PQC and Flagship if such failure is by Physician and by Physician if such failure is by PQC and Flagship, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Agreement or default by the other party shall constitute a waiver of such party's right to enforce any provision hereof or to take any such action.

         7.02     Notices. All notices, requests, demands and other
                  -------
                  communications hereunder shall be in writing and shall be sent by personal delivery or registered or certified mail, postage prepaid, or by telecopier as follows:

                  (a)      if to the Physician:    Last known home address
                                                   of Physician as listed
                                                   in the records of Flagship

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

                           with a copy to:         Hogan & Hartson
                                                   Columbia Square
                                                   555 Thirteenth Street, N.W.
                                                   Washington, DC 20004-1109
                                                   Attn: Michael Williams, Esq.

                  (b)      if to PQC or Flagship:

                                                   Physicians Quality Care, Inc.
                                                   950 Winter Street, Suite 2410
                                                   Waltham, MA 02154
                                                   Attn: Jerilyn Asher

                           with a copy to:         Anne Ogilby, Esq.
                                                   Ropes & Gray
                                                   One International Place
                                                   Boston, MA 02110-2624

Any party may change its address for receiving notice by written notice given to the others named above. All notices shall be effective upon the earlier of actual delivery or when deposited in the mail addressed as set forth above.

         7.03     Counterparts. This Agreement may be executed simultaneously in
                  ------------
                  two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same Agreement.

         7.04     Parties in Interest. This Agreement shall bind and inure to
                  -------------------
                  the benefit of the parties named herein and their respective heirs, successors and assigns. This Agreement shall not be assignable by any party without the prior written consent of the other parties, except that PQC may assign its rights and obligations under this Agreement to any affiliate of PQC.

         7.05     Entire Transaction. This Agreement and the other agreements,
                  ------------------
                  documents and instruments referred to herein contain the entire understanding among the parties with respect to the transactions contemplated hereby and supersede all other agreements and understandings among the parties.

         7.06     Applicable Law. This Agreement shall be governed by and
                  --------------
                  construed in accordance with the internal substantive laws of the State of Maryland, and the parties hereby consent to the sole jurisdiction of federal courts sited in the State of Maryland over all matters relating to this Agreement.

         7.07     Headings. The section and other headings contained in this
                  --------
                  Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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

         7.08 Expenses. Each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

         7.09 Third Parties. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

         7.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         7.11 Gender. All references herein to the masculine gender shall be deemed to include the feminine or neuter gender as appropriate.

         7.10 Cross Reference Table. The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined.


                  Term                                     Definition
                  ----                                     ----------
                  "Accredited "Investor"                   Section 1.03(c)(vii)
                  "Asset Purchase Agreement"               Recitals
                  "Claim"                                  Section 6.01(c)
                  "Damages"                                Section 6.01(a)
                  "Flagship"                               Introduction
                  "Indemnified Parties"                    Section 6.01(b)
                  "Indemnifying Party"                     Section 6.01(c)
                  "Indemnified Physician"                  Section 6.01(b)
                  "PQC Shares"                             Section 1.02(ii)
                  "PQC"                                    Introduction
                  "PQC Indemnified Persons"                Section 6.01(a)
                  "Physician"                              Introduction
                  "Practice"                               Recitals
                  "Restricted securities"                  Section 1.03(c)(v)
                  "Securities Act"                         Section 1.03(c)(i)
                  "Third-Party Claim"                      Section 6.01(d)

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

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                                                         [Affiliation Agreement]

         IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed all as of the day and year first written above.



                                 -----------------------------------------


                                 FLAGSHIP HEALTH, P.A.


                                 By:
                                      -----------------------------------------
                                 Its: President


                                  PHYSICIANS QUALITY CARE, INC.

                                 By:
                                      -----------------------------------------
                                 Its:

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